Exhibit 10.1

FOURTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and dated as of the 14th day of April, 2006 by and among AMVAC CHEMICAL CORPORATION, a California corporation (the “Borrower”), AMERICAN VANGUARD CORPORATION, a Delaware corporation (“American Vanguard”), GEMCHEM, INC., a California corporation (“GemChem”), and 2110 DAVIE CORPORATION, a California corporation (“2110 Davie”) (American Vanguard, GemChem, and 2110 Davie is each a “Guarantor” and collectively, the “Guarantors”), BANK OF THE WEST (“Bank of the West”), as agent (in such capacity, the “Administrative Agent”) and Issuing Bank, Bank of the West and the other Lenders party to, and as such term and other capitalized terms used but not otherwise defined herein are defined in, the Amended and Restated Credit Agreement dated September 30, 2004 with the Borrower and Guarantors (as amended, modified or waived, the “Credit Agreement”).

For good and valuable consideration, the receipt and adequacy of which is acknowledged, the parties hereto agree as follows:

1. Amendment. Schedule 2 of the Credit Agreement is amended to read as set forth on Schedule 2 to this Amendment.

2. Conditions to Effectiveness of this Amendment. As conditions to the effectiveness of this Amendment:

2(a) The Borrower and each Guarantor shall have delivered or shall have had delivered to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent and its counsel, each of the following (with sufficient copies for each of the Lenders):

(1) A duly executed copy of this Amendment;

(2) Such credit applications, financial statements, authorizations and such information concerning the Borrower and its business, operations and condition (financial and otherwise) as the Administrative Agent may reasonably request.

2(b) All acts and conditions (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of this Amendment and Credit Agreement as amended hereby and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

2(c) All documentation, including, without limitation, documentation for corporate and legal proceedings in connection with the transactions contemplated by this Amendment and Credit Agreement as amended hereby, shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

2(d) The representations and warranties of the Borrower and the Guarantors contained in this Amendment, the Credit Agreement as amended hereby, and the Loan Documents shall be accurate and complete in all material respects as if made on and as of the date of such advance, conversion or continuance;

2(e) There shall not have occurred an Event of Default or Potential Default; and

2(f) No event shall have occurred that could reasonably be expected to have a Material Adverse Effect.

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3. Representations and Warranties of the Borrower and the Guarantors. As an inducement to the Administrative Agent and each Lender to enter into this Amendment, the Borrower and each Guarantor represents and warrants to the Administrative Agent and each Lender that:

3(a) No Change. Since the Statement Date, no event, to the Borrower’s or any Guarantor’s knowledge, has occurred that could have a Material Adverse Effect. Since the Statement Date, neither American Vanguard nor the Borrower has entered into, incurred or assumed any material long-term debt, mortgages, leases or oral or written commitments, nor commenced any significant project, nor made any purchase or acquisition of any significant property not previously disclosed to the Administrative Agent.

3(b) Corporate Existence; Compliance with Law. The Borrower and each Guarantor: (1) is duly organized, validly existing and in good standing as a corporation under the laws of the state of its organization and is qualified to do business in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify would have a Material Adverse Effect, (2) has the corporate power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do, and (3) is in compliance, in all material respects, with all Requirements of Law and Contractual Obligations.

3(c) Corporate Power; Authorization; Enforceable Obligations. The Borrower and each Guarantor has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and the Credit Agreement as amended hereby and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the Credit Agreement as amended hereby. This Amendment has been duly executed and delivered on behalf of the Borrower and each Guarantor and constitutes legal, valid and binding obligations of such Persons enforceable against them in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

3(d) No Legal Bar. The execution, delivery and performance of this Amendment and the Credit Agreement as amended hereby, will not violate, in any material respect, any Requirement of Law or any Contractual Obligation of the Borrower or any Guarantor or create or result in the creation of any Lien on any assets of the Borrower or any Guarantor other than in favor of the Administrative Agent for the benefit of the Lenders pursuant to the Security Documents.

4. Miscellaneous Provisions

4(a) Entire Agreement. This Amendment and the documents and agreements referred to herein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

4(b) Survival. All representations, warranties, covenants and agreements herein contained on the part of the Borrower shall survive the termination of the Credit Agreement and shall be effective until the Obligations are paid and performed in full or longer as expressly provided therein.

4(c) Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of California without giving effect to its choice of law rules.

4(d) Counterparts. This Amendment may be executed in any number of counterparts, all of which together shall constitute one agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

AMVAC CHEMICAL CORPORATION, a California corporation

By:
Name:
Title:

AMERICAN VANGUARD CORPORATION, a Delaware corporation

By:
Name:
Title:

GEMCHEM, INC., a California corporation

By:
Name:
Title:

2110 DAVIE CORPORATION, a California corporation

By:
Name:
Title:

BANK OF THE WEST, as Administrative Agent

By:
Name:
Title:

BANK OF THE WEST, as a Lender

By:
Name:
Title:

HARRIS N.A., successor by merger to HARRIS TRUST AND SAVINGS BANK, as a Lender

By:
Name:
Title:

FIRST BANK & TRUST, as a Lender

By:
Name:
Title:

SECRETARY’S CERTIFICATION

The undersigned, being the (Assistant) Secretary of the Borrower and each Guarantor that has executed the foregoing Amendment, hereby certifies to, and for the benefit of, the Administrative Agent and the Lenders party to the Credit Agreement (as all such terms and other terms used, but not otherwise defined in this Secretary’s Certification, are defined in the foregoing Amendment) that (1) the resolutions of the Borrower and each Guarantor previously delivered to the Administrative Agent in connection with the Credit Agreement authorized the execution and delivery of both the original Loan Documents to which the Borrower and each Guarantor was a party and amendments and modifications thereto, including the foregoing Amendment; (2) since the date on which the Articles of Incorporation and Bylaws of the Borrower and each Guarantor were delivered to the Administrative Agent pursuant to the Credit Agreement, there has been no amendment or modification thereto except such as shall be attached hereto; (3) all of such resolutions, Articles of Incorporation and Bylaws remain in full force and effect and have not been rescinded in any respect; and (4) the Person(s) who executed the foregoing Amendment on behalf of the Borrower and each Guarantor holds the office(s) set beneath his or her signature above and is duly authorized to executed the same on behalf of the Borrower and each Guarantor.

(Assistant) Secretary

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SCHEDULE 2

COMMITMENT SCHEDULE

Lender	Aggregate Commitments		Term Loans (as of April 10, 2006)	Percentage Share	Total Commitment
	Revolving Commitment	Delayed Draw Commitment (as of April 10, 2006)
Bank of the West	$34,125,000	$0	$7,350,000	52.500%	$41,475,000
First Bank	$15,437,500	$0	$3,325,000	23.750%	$18,762,500
Harris Nesbitt	$15,437,500	$0	$3,325,000	23.750%	$18,762,500
Total	$65,000,000	$0	$14,000,000	100.000%	$79,000,000

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